Exhibit 99.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 33-54394, No. 33-46386, No. 33-85304, No. 333-14231, No. 333-24125, No. 333-80297, No. 333-80299, No. 333-36264, No. 333-49382, No. 333-60950, No. 333-112677, No. 333-116355 and No. 333-117716) and S-3 (No. 333-112263) of Input/Output, Inc. of our report dated November 17, 2003 (December 27, 2004 for the effect of the restatement as described in Note 14) relating to the consolidated financial statements of GX Technology Corporation and subsidiaries as of June 30, 2003 and 2002 and for each of the three years in the period ended June 30, 2003, appearing in the current report on Form 8-K/A of Input/Output, Inc. filed on December 29, 2004.

Houston, Texas
December 27, 2004

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